October 25, 2007

DREYFUS CASH MANAGEMENT FUNDS
-	Dreyfus Cash Management
-	Dreyfus Cash Management Plus, Inc.
-	Dreyfus Government Cash Management
-	Dreyfus Treasury Cash Management

SUPPLEMENT TO CURRENT COMBINED PROSPECTUS

The following information replaces the section of the Funds’ Combined Prospectus entitled “The Funds – INTRODUCTION – Concepts to Understand – Repurchase agreement”:

a commercial bank or securities dealer sells securities to a fund and agrees to repurchase them at an agreed-upon date and price. These agreements offer a fund a means of investing money for a short period of time.